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Exhibit 99.4

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(in thousands of dollars, except per share data)

	Petrohawk Historical	Wynn-Crosby Historical	Pro Forma Adjustments		Petrohawk Pro Forma Adjusted
REVENUES:
Oil and gas	$12,591	$92,430			$105,021
Field services	334	—			334
Other	—	46			46

Total revenue	12,925	92,476			105,401
COSTS AND EXPENSES:
Production:
Lease operations	2,402	15,407			17,809
Production, severance and ad valorem taxes	875	5,927			6,802
Gathering, transportation and other	—	1,430			1,430
Field services	185	—			185
General and administrative	2,678	3,697			6,375
Stock-based compensation	252	—			252
Full cost ceiling impairment	129	—			129
Depreciation, depletion and amortization	4,858	11,508	(11,508 34,693	)(1) (1)	39,551
Accretion of asset retirement obligations	50	604			654
Other	—	301			301

Total costs and expenses	11,429	38,874			73,488

INCOME FROM OPERATIONS	1,496	53,602			31,913
OTHER INCOME (EXPENSE):
Financial derivatives, realized	—	(4,530)			(4,530)
Financial derivatives, unrealized	—	(2,377)			(2,377)
Equity income of non-affiliates	—	228			228
Gain on sale of assets	—	63			63
Investment income	—	58			58
Interest expense	(476)	(2,338)	2,338 (9,403	(2) )(2)	(9,879)
Interest income and other	(30)	—			(30)

Total other expense	(506)	(8,896)			(16,467)

INCOME BEFORE INCOME TAX PROVISION	990	44,706			15,446
INCOME TAX (PROVISION)	(24)	—	24 (5,869	(3) )(3)	(5,869)

NET INCOME	966	44,706			9,577
PREFERRED DIVIDENDS	(447)	—			(447)

NET INCOME APPLICABLE TO COMMON STOCKHOLDERS AND PARTNERS	$519	$44,706			$9,130

BASIC NET INCOME PER COMMON SHARE(5)	$0.08	N/A			$0.37
DILUTED NET INCOME PER COMMON SHARE(5)	$0.08	N/A			$0.37
WEIGHTED AVERAGE SHARES OUTSTANDING(5):
Basic	6,216	N/A	18,538	(4)	24,754
Fully diluted	6,253	N/A	18,538	(4)	24,791

(see accompanying notes)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004

(in thousands of dollars, except per share data)

	Petrohawk Historical	Wynn-Crosby Historical	Pro Forma Adjustments		Petrohawk Pro Forma Adjusted
REVENUES:
Oil and gas	$8,847	$50,486			$59,333
Field services	193	—			193
Other	—	81			81

Total revenue	9,040	50,567			59,607
COSTS AND EXPENSES:
Production:
Lease operations	1,577	9,093			10,670
Production, severance and ad valorem taxes	490	3,246			3,736
Gathering, transportation and other	—	682			682
Field services	89	—			89
General and administrative	2,420	2,439			4,859
Stock-based compensation	2,027	—			2,027
Full cost ceiling impairment	—	—			—
Depreciation, depletion and amortization	2,260	6,048	(6,048 16,299	)(1) (1)	18,559
Accretion of asset retirement obligations	46	259			305
Other	—	266			266

Total costs and expenses	8,909	22,033			41,193

INCOME (LOSS) FROM OPERATIONS	131	28,534			18,414
OTHER INCOME (EXPENSE):
Financial derivatives, realized	—	(3,024)			(3,024)
Financial derivatives, unrealized	—	(1,829)			(1,829)
Equity income of non-affiliates	—	166			166
Investment income	—	16			16
Interest expense	(494)	(833)	833 (4,756	(2) )(2)	(5,250)
Interest income and other	19	—			19

Total other income (expense)	(475)	(5,504)			(9,902)
INCOME (LOSS) BEFORE INCOME TAX PROVISION	(344)	23,030			8,512
INCOME TAX PROVISION	(37)	—	37 (3,235	(3) )(3)	(3,235)

NET INCOME (LOSS)	(381)	23,030			5,277
PREFERRED DIVIDENDS	(222)	—			(222)

NET INCOME (LOSS) APPLICABLE TO COMMON STOCKHOLDERS AND PARTNERS	$(603)	$23,030			$5,055

BASIC NET INCOME (LOSS) PER COMMON SHARE(5)	$(0.08)	N/A			$0.19
DILUTED NET INCOME (LOSS) PER COMMON SHARE(5)	$(0.08)	N/A			$0.16
WEIGHTED AVERAGE SHARES OUTSTANDING(5):
Basic	7,713	N/A	18,538	(4)	26,251
Fully diluted	7,713	N/A	24,911	(4)	32,624

(see accompanying notes)

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET

AT JUNE 30, 2004

(in thousands of dollars)

	Petrohawk Historical	Wynn-Crosby Historical	Pro Forma Adjustments(4)	Petrohawk Pro Forma Adjusted
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$45,789	$9,218	$(35,000)	$20,007
Accounts receivable
Oil and gas sales	3,356	21,791		25,147
Other	313	—		313
Prepaid expenses and other	938	2,084		3,022

Total current assets	50,396	33,093		48,489
PROPERTY AND EQUIPMENT, AT COST:
Oil and gas properties, full cost method
Subject to amortization	82,235	236,463	(236,463 407,263)	489,498
Not subject to amortization	1,213	1,603	(1,603 30,000)	31,213
Other property and equipment	2,050	231		2,281

	85,498	238,297		522,992
Allowance for depreciation, depletion and amortization	(42,734)	(94,261)	94,261	(42,734)

	42,764	144,036		480,258
Other assets	1,282	881	2,500	4,663

TOTAL ASSETS	$94,442	$178,010		$533,410

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable and other	$3,143	$26,218		$29,361
Commodity hedging contracts	—	5,450		5,450
Current maturities on long-term debt	—	310	$(310)	—
Asset retirement obligation—current portion	172	—		172

Total current liabilities	3,315	31,978		34,983
REVOLVING CREDIT FACILITY	—	40,670	(40,670 185,000)	185,000
SECOND LIEN FACILITY	—	—	50,000	50,000
SUBORDINATED CONVERTIBLE NOTE PAYABLE	35,000	—		35,000
ASSET RETIREMENT OBLIGATION	1,106	9,175		10,281
STOCKHOLDERS' EQUITY:
Preferred stockholders' equity	1			1
Common stockholders' equity	14	—	19	33
Additional paid-in capital	78,276	—	163,106	241,382
Treasury stock	(36)	—		(36)
Partners' capital		96,187	(96,187)	—
Accumulated deficit	(23,234)	—		(23,234)

TOTAL STOCKHOLDERS' EQUITY	55,021	96,187		218,146

TOTAL LIABILITIES, STOCKHOLDERS' EQUITY AND PARTNERS' CAPITAL	$94,442	$178,010		$533,410

(see accompanying notes)

Notes to Unaudited Pro Forma Condensed Consolidated Financial Data

        The unaudited pro forma financial data has been prepared to give effect to the Acquisition of Wynn-Crosby Energy, Inc. and its affiliated partnerships (the "Acquisition"). Information under the column heading "Pro Forma Adjustments" gives effect to the adjustments related to the Acquisition for related financing activities based on assumed debt financing of $250 million and equity financing of $175 million (at an assumed price equal to the closing price of shares of common stock on October 26, 2004 of $9.44 per share). The unaudited pro forma condensed consolidated statements are not necessarily indicative of the results of our future operations.

        Petrohawk has 170,000 Mmbtu per month hedged for calendar year 2005 in the form of a collar with an average floor price of $5.68 per Mmbtu and an average ceiling price of $7.89 per Mmbtu and 150,000 Mmbtu per month hedged for calendar year 2006 in the form of a collar with an average floor price of $6.00 per Mmbtu and an average ceiling price of $8.26 per Mmbtu. Additionally, Petrohawk has 9,000 Bbl per month hedged for calendar year 2005 in the form of a collar with an average floor price of $43.00 per barrel and an average ceiling price of $52.30 per barrel and 7,000 Bbl per month hedged for calendar year 2006 in the form of a collar with an average floor price of $40.00 per barrel and an average ceiling price of $47.30 per barrel.

        Taking into account the assumed equity financing, PHAWK, LLC will own approximately 23% of our outstanding common stock, and would own approximately 43% of our then outstanding common stock if the convertible subordinated note and related warrants owned by it were converted and exercised. We believe that PHAWK, LLC is considering divesting some or all of its investment in our common stock. Our board of directors has indicated that they intend to make available to our management and employees stock options and/or restricted stock in an amount that is approximately 10% of our total shares outstanding.

  (1)
  To adjust depreciation, depletion and amortization expense to give effect to the purchase price allocated to the Acquisition using the unit of production method under the full cost method of accounting.

  (2)
  To adjust interest expense to give effect to the anticipated financing activities related to the Acquisition.

  (3)
  To record income tax expense on the combined company results of operations, giving effect to the Acquisition, based on a 38% combined federal and state tax rate.

  (4)
  To record the Acquisition, assumed debt financing of $250 million, assumed equity financing of $175 million and estimated expenses.

  (5)
  Adjusted retroactively for the one-for-two reverse split of our common stock which occurred May 26, 2004.

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  Exhibit 99.4
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003 (in thousands of dollars, except per share data)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004 (in thousands of dollars, except per share data)
UNAUDITED PRO FORMA CONDENSED BALANCE SHEET AT JUNE 30, 2004 (in thousands of dollars)
Notes to Unaudited Pro Forma Condensed Consolidated Financial Data